<Body Text>
        EXHIBIT 10.37

<Body Text>

<Body Text>

<Body Text>

<Body Text>         SIXTH AMENDMENT TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

<Body Text>

<Body Text>     SIXTH AMENDMENT, dated as of March 20, 1997 (the
"Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of June 23, 1995, among BRADLEES STORES, INC., a Massachusetts corporation (the "Borrower"), as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), as debtors and debtors-in possession under Chapter 11 of the Bankruptcy Code, THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks"), THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "Agent"); and SOCIETE GENERALE, as Co-Agent for the Banks;

<Body Text>

<Body Text>

<Body Text>                           W I T N E S S E T H:

<Body Text>     WHEREAS, the Borrower, the Guarantors, the
Banks, the Agent and the Co-Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of June 23, 1995 (as heretofore amended by that certain First Amendment to Revolving Credit and Guaranty Agreement dated as of June 30, 1995, that certain Second Amendment to Revolving Credit and Guaranty Agreement dated as of August 10, 1995, that certain Third Amendment to Revolving Credit and Guaranty Agreement dated as of March 15, 1996, that certain Amendment Letter Agreement dated August 15, 1996, that certain Fourth Amendment to Revolving Credit and Guaranty Agreement dated as of September 13, 1996, that certain Fifth Amendment to Revolving Credit and Guaranty Agreement dated as of January 13, 1997 and that certain Amendment Letter Agreement dated February 20, 1997, and as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and

<Body Text>

<Body Text>      WHEREAS, the Borrower and the Guarantors have
requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein; and

<Body Text>

<Body Text>     WHEREAS, Societe Generale and Chase have agreed
that at the time of, and subject to, the occurrence of, the Effective Date, and immediately prior to such occurrence, Societe Generale shall assign to Chase and Chase shall accept an assignment from Societe Generale of all of Societe Generale's interests, rights and obligations under the Credit Agreement pursuant to Section 10.03(b) thereof, and from and after such date, Societe Generale shall no longer be a "Bank" under the Credit Agreement, and shall no longer serve as Co-Agent thereunder.

<Body Text>

<Body Text>Accordingly, the parties hereto hereby agree as
follows:

<Body Text>

<Body Text>     1.  As used herein all terms which are defined
in the Credit Agreement shall have the same meanings herein.

<Body Text>

<Body Text>     2.  Section 1.01 of the Credit Agreement is
hereby amended by inserting the following new definitions in appropriate alphabetical order:

<Body Text>

<Body Text>"Effective Date" shall have the meaning given such term in paragraph 16 of the Sixth Amendment.

<Body Text>

<Body Text>"Sixth Amendment" shall mean the Sixth

<Body Text> Amendment, dated as of March 20, 1997,

<Body Text> to this Agreement.

<Body Text>

<Body Text>     3.  The definition of the term "Eligible Book
Value of Inventory" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and inserting in lieu thereof the following sentence:

<Body Text>

<Body Text>                  "Inventory as to which Eligible
Book Value of

<Body Text>                 Inventory is determined shall
include finished

<Body Text>                 goods on order as to which a
documentary Letter

<Body Text>                 of Credit has been issued and which
if in the

<Body Text>                 possession of the Borrower would be
treated as

<Body Text>                 Inventory (all such goods described
in this sentence,

<Body Text>                 the "LC Inventory")."

<Body Text>

<Body Text>     4.  The definition of the terms "Maturity Date"
set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

<Body Text>

<Body Text>"Maturity Date" shall mean June 23, 1998.

<Body Text>

<Body Text>     5.  The definition of the term "Orders" set
forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

<Body Text>

<Body Text>"Orders" shall mean the Interim Order, the Final
Order and the Extension Order of the Bankruptcy Court referred to in Sections 4.01(c), 4.02(d) and 4.03(b).

<Body Text>

<Body Text>     6.  Section 2.03(d) of the Credit Agreement is
hereby amended (i) by inserting the parenthetical phrase "(and after the Effective Date, at a rate per annum equal to the Alternate Base Rate plus 1/2%)" immediately following the words "the Alternate Base Rate plus 1/4%" set forth in the fifth and sixth lines thereof and (ii) by inserting the parenthetical phrase "(and after the Effective Date, at a rate per annum equal to the Alternate Base Rate plus 2-1/2%)" immediately following the words "the Alternate Base Rate plus 2-1/4%" set forth in the seventh line thereof.

<Body Text>

<Body Text>     7.  Section 2.08(a) of the Credit Agreement is
hereby amended by inserting the following proviso at the end thereof:

<Body Text>"provided, that from and after the Effective Date,

<Body Text> such rate per annum shall be equal to the

<Body Text> Alternate Base Rate plus 1/2%."

<Body Text>

<Body Text>     8.  Section 2.08(b) of the Credit Agreement is
hereby amended by inserting the following proviso at the end thereof:

<Body Text>

<Body Text>             "provided, that from and after the
Effective Date,

<Body Text>             such rate per annum shall be equal to
the Adjusted

<Body Text>             LIBOR Rate for such Interest Period in
effect for

<Body Text>             such Borrowing plus 13/4%."

<Body Text>

<Body Text>     9.  Section 2.09 of the Credit Agreement is
hereby amended by inserting the following proviso at the end thereof:

<Body Text>            "provided, that from and after the
Effective Date,

<Body Text>            such rate per annum shall be equal to the
Alternate

<Body Text>            Base Rate plus 2-1/2%."

<Body Text>

<Body Text>     10.  Section 2.19 of the Credit Agreement is
hereby amended in its entirety to read as follows:

<Body Text>SECTION 2.19.  Certain Fees.  The Borrower shall pay
(i) to the Agent, for the respective accounts of the Agent and the Banks, the fees set forth in that certain letter dated June 21, 1995 among the Agent, Chemical Securities, Inc. (now known as Chase Securities Inc.) and the Borrower, (ii) to the Agent, for the respective accounts of the Banks, on the Effective Date, a facility fee in an aggregate amount equal to 1/2% of the Total Commitment and (iii) to the Agent, for its own account, the fees set forth in that certain letter dated March 20, 1997 among the Agent, Chase Securities, Inc. and the Borrower.

<Body Text>

<Body Text>     11.  Section 2.21 of the Credit Agreement is
hereby amended by inserting the parenthetical phrase "(and after the Effective Date, one and three-quarters percent (1-3/4%) per annum)" immediately following the words "one and one-half percent (1-1/2%) per annum" set forth in clause (i) thereof and by deleting the designation "(x)" set fo1. Article IV of the Credit Agreement is hereby amended by inserting the following new Section 4.03 at the end thereof:

<Body Text>

<Body Text>           SECTION 4.03.  Conditions Precedent to
Extension of the

<Body Text>           Maturity Date.  The effectiveness of the
extension of

<Body Text>           the Maturity Date pursuant to, and of the
other

<Body Text>           modifications to this Agreement
contemplated by, the

<Body Text>           Sixth Amendment is subject to the
satisfaction of the

<Body Text>           following conditions precedent:

<Body Text>

<Body Text>           (a) Notes. On or before the Effective
Date, the Agent

<Body Text>           shall have received Notes in substantially
the form of

<Body Text>           Schedule A to the Sixth Amendment executed
on behalf of

<Body Text>           the Borrower, dated the Effective Date,
payable to the

<Body Text>           order of each of the Banks, in an amount
equal to such

<Body Text>           Bank's Commitment.

<Body Text>

<Body Text>           (b) Order.  On or before the Effective
Date, the Agent

<Body Text>           and the Banks shall have received a
certified copy of

<Body Text>           an order of the Bankruptcy Court in form
and substance

<Body Text>           satisfactory to the Agent (the "Extension
Order")

<Body Text>           approving the terms of the Sixth Amendment
(including the

<Body Text>           payment of the Fees required thereunder)
which Extension

<Body Text>           Order shall be in full force and effect,
and shall not

<Body Text>           have been stayed, reversed, modified or
amended in any

<Body Text>           respect.

<Body Text>

<Body Text>           (c) Opinion of Counsel to the Borrower.
The Agent

<Body Text>           and the Banks shall have received the
favorable written

<Body Text>           opinion of Dewey Ballantine and such other
counsel as is

<Body Text>           acceptable to the Agent as counsel to the
Borrower and the

<Body Text>           Guarantors, dated the Effective Date, in
form and substance

<Body Text>           satisfactory to the Agent.

<Body Text>

<Body Text>           (d) Payment of Fees.  The Borrower shall
have paid to the

<Body Text>           Agent the then unpaid balance of all
accrued and unpaid

<Body Text>           Fees owed under and pursuant to this
Agreement and the

<Body Text>           letters referred to in Section 2.19.

<Body Text>

<Body Text>           (e) Corporate and Judicial Proceedings.
All corporate and

<Body Text>           judicial proceedings and all instruments
and agreements in

<Body Text>           connection with the transactions among the
Borrower, the

<Body Text>           Guarantors, the Agent and the Banks
contemplated by the

<Body Text>           Sixth Amendment shall be reasonably
satisfactory in form

<Body Text>           and substance to the Agent, and the Agent
shall have

<Body Text>           received all information and copies of all
documents and

<Body Text>           papers, including records of corporate and
judicial

<Body Text>           proceedings, which the Agent may have
reasonably requested

<Body Text>           in connection therewith, such documents
and papers where

<Body Text>           appropriate to be certified by proper
corporate,

<Body Text>           governmental or judicial authorities.

<Body Text>

<Body Text>           (f) Representations and Warranties.  All
representations

<Body Text>           and warranties contained in this Agreement
and the

<Body Text>           other Loan Documents or otherwise made in
writing in

<Body Text>           connection herewith or therewith shall be
true and

<Body Text>           correct in all material respects on and as
of the

<Body Text>           Effective Date, and the Agent and the
Banks shall have

<Body Text>           delivered a certificate from a Financial
Officer to

<Body Text>           such effect.

<Body Text>

<Body Text>           (g) No Default.  On the Effective Date,
the Borrower

<Body Text>            and Guarantors shall be in compliance
with all of the

<Body Text>            terms and provisions set forth herein to
be observed

<Body Text>            or performed and no Event of Default or
event which

<Body Text>            upon notice or lapse of time or both
would constitute

<Body Text>            an Event of Default shall have occurred
and be continuing,

<Body Text>            and the Agent and the Banks shall have
received a

<Body Text>            certificate from a Financial Officer to
such effect.

<Body Text>

<Body Text>     13.  Section 6.04 of the Credit Agreement is
hereby amended by deleting the word "and" appearing in the fourth line thereof and clause (iii) thereof and inserting in lieu thereof the following:

<Body Text>

<Body Text>         ", (iii) $20,000,000 during the fiscal year
ending

<Body Text>     January 31, 1998 and (iv) $8,000,000 during the
period

<Body Text>     thereafter through the Maturity Date."

<Body Text>

<Body Text>     14.  Section 6.05 of the Credit Agreement is
hereby amended by adding to the table set forth therein the dates and the amounts set forth below:

<Body Text>

<Body Text>

<Body Text>           DATE                             EBITDA

<Body Text>           ----                             ------

<Body Text>           May 3, 1997
($110,000,000)

<Body Text>           August 2, 1997
($110,000,000)

<Body Text>           November 1, 1997
($100,000,000)

<Body Text>           January 31, 1998
($70,000,000)

<Body Text>           May 2, 1998
($90,000,000)

<Body Text>

<Body Text>

<Body Text>    15.  Section 6.06 of the Credit Agreement is
hereby amended by adding to the table set forth therein the periods and the amounts set forth below:

<Body Text>

<Body Text>          Period Ending                   Inventory
Amount

<Body Text>          -------------
----------------

<Body Text>          July 5, 1997
$161,000,000

<Body Text>          August 2, 1997
$179,000,000

<Body Text>          August 30, 1997
$190,000,000

<Body Text>          October 4, 1997
$243,000,000

<Body Text>          November 1, 1997
$258,000,000

<Body Text>          November 29, 1997
$261,000,000

<Body Text>          January 3, 1998
$153,000,000

<Body Text>          January 31, 1998
%165,000,000

<Body Text>          February 28, 1998
$181,000,000

<Body Text>          April 4, 1998
$197,000,000

<Body Text>          May 2, 1998
$194,000,000

<Body Text>          May 30, 1998
$188,000,000

<Body Text>

<Body Text>     16.  The Exhibits to the Credit Agreement are
hereby amended by replacing Exhibit A thereto in its entirety with a new Exhibit A thereto in the form of Exhibit A hereto.

<Body Text>

<Body Text>     17.  This amendment shall not become effective
until the date (the "Effective Date") on which (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Banks, the Agent and the Co-Agent, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the Agent shall have received evidence satisfactory to it that each of the conditions precedent set forth in Section 4.03 of the Credit Agreement as amended hereby have been satisfied.

<Body Text>

<Body Text>     18. The Borrower, the Guarantors and the Banks
agree that promptly after the occurrence of the Effective Date they shall execute and deliver an Amended and Restated Revolving Credit and Guaranty Agreement reflecting in a single document the terms and provisions of the Credit Agreement as modified by this Amendment.

<Body Text>

<Body Text>     19.  The Borrower agrees that its obligations
set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

<Body Text>

<Body Text>     20.  This Amendment shall be limited precisely
as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to herein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

<Body Text>

<Body Text>     21.  This Amendment may be executed in any
number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

<Body Text>

<Body Text>     22.  This Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York.

<Body Text>

<Body Text>    IN WITNESS WHEREOF, the parties hereto have
caused this Amendment to be duly executed as of the day and the year first above written.

Body Text

<Body Text>                                BRADLEES STORES, INC.

<Body Text>                       By:     Cornelius F. Moses, III

<Body Text>                       Title:  Senior Vice President,
Chief Financial Officer

<Body Text>

<Body Text>                       GUARANTORS:

<Body Text>                       BRADLEES, INC.

<Body Text>                       BRADLEES ADMINISTRATIVE CO.,
INC.

<Body Text>                       DOSTRA REALTY CO., INC.

<Body Text>                       MAXIMEDIA SERVICES, INC.

<Body Text>                       NEW HORIZONS OF BRUCKNER, INC.

<Body Text>                       NEW HORIZONS OF WESTBURY, INC.

<Body Text>                       NEW HORIZONS OF YONKERS, INC.

<Body Text>                       By:    Gary Jones

<Body Text>                       Title: Vice President,
Treasurer

<Body Text>

<Body Text>                       THE CHASE MANHATTAN BANK,

<Body Text>                       Individually and as Agent

<Body Text>                       By:  Neil R. Boylan

<Body Text>                       Title: Vice President

<Body Text>

<Body Text>                       270 Park Avenue

<Body Text>                       New York, New York 10017

<Body Text>

<Body Text>                       FLEET NATIONAL BANK

<Body Text>                       By:  John C. McDonough

<Body Text>                       Title: Vice President

<Body Text>

<Body Text>                       75 State Street, 4th Floor

<Body Text>                       Boston, Massachusetts  02109

<Body Text>

<Body Text>                       HELLER FINANCIAL, INC.

<Body Text>                       By:   Thomas W. Bukowski

<Body Text>                       Title: Vice President

<Body Text>

<Body Text>                       101 Park Avenue

<Body Text>                       New York, New York  10178

<Body Text>

<Body Text>

<Body Text>                       JACKSON NATIONAL LIFE INSURANCE

<Body Text>                       COMPANY

<Body Text>                       By:  PPM AMERICA, INC., as

<Body Text>                       Attorney-in-Fact for

<Body Text>                       Jackson National Life Insurance

<Body Text>                       Company

<Body Text>                       By:  Stuart Lissner

<Body Text>                       Title: Vice President

<Body Text>

<Body Text>                       225 West Wacker, Suite 1200

<Body Text>                       Chicago, Illinois  60606

<Body Text>

<Body Text>

<Body Text>                       BHF-BANK AKTIENGESELLSCHAFT

<Body Text>                       GRAND CAYMAN BRANCH

<Body Text>                       By:  John Sykes

<Body Text>                       Title: Assistant Vice President

<Body Text>                       By:  Paul Travers

<Body Text>                       Title: Vice President

<Body Text>

<Body Text>                       590 Madison Avenue

<Body Text>                       New York, New York  10022-2540

<Body Text>

<Body Text>                       MANUFACTURERS & TRADERS TRUST
COMPANY

<Body Text>                       By:  Gino Martocci

<Body Text>                       Title: Assistant Vice President

<Body Text>

<Body Text>                       350 Park Avenue, 6th Floor

<Body Text>                       New York, New York  10022

<Body Text>

<Body Text>                       SIGNET BANK

<Body Text>                       By:  Mara Sierocinski

<Body Text>                       Title: Assistant Vice President

<Body Text>

<Body Text>                       7 North Eighth Street

<Body Text>                       P.O. Box 25641

<Body Text>                       Richmond, Virginia  23260

<Body Text>

<Body Text>                       CREDIT AGRICOLE

<Body Text>                       By:  Dean Balice

<Body Text>                       Title:   Senior Vice President
and Branch Manager

<Body Text>

<Body Text>                       55 East Monroe, Suite 4700

<Body Text>                       Chicago, Illinois  60603

<Body Text>